PACIFIC GLOBAL FUND, INC.
D/B/A PACIFIC ADVISORS FUND INC.

SUPPLEMENT DATED JUNE 1, 2007
TO THE PROSPECTUS
DATED MAY 1, 2007

This Supplement updates information contained in the Prospectus for Pacific Global Fund, Inc. d/b/a Pacific Advisors Fund Inc. (the "Company"), dated May 1, 2007. Please keep this Supplement together with your Prospectus for future reference.

The following replaces in its entirety the information appearing under the heading "INVESTMENT MANAGER" on pages 36-37 of the prospectus:

Investment Manager

Pacific Global Investment Management Company ("PGIMC") is the manager of the Funds. As such, under the supervision of the Board of Directors, it supervises, advises and manages the day-to-day investment operations of each Fund. PGIMC:

• is solely responsible for the investment activities of the Funds;

• is responsible for managing the Company's operations and business affairs and supervising our administrative services agent; and

• is ultimately responsible for all the Funds.

PGIMC began operations on December 17, 1991. As of December 31, 2006, PGIMC had $296.9 million assets under management. PGIMC is located at 101 North Brand Boulevard, Suite 1950, Glendale, CA 91203.

George A. Henning. Mr. Henning is portfolio manager of the Small Cap Fund. He also serves as a portfolio manager with respect to the equity securities portion of the Balanced Fund and is the lead portfolio manager of the Multi-Cap Value Fund. As the lead manager, Mr. Henning generally has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Mr. Henning may perform these functions, and the nature of these functions, may change from time to time.

Mr. Henning is Chairman of the Company and Chairman, principal stockholder and President of PGIMC. He also serves as the Chairman of Pacific Global Fund Distributors, Inc. ("PGFD"), and Pacific Global Investor Services, Inc. ("PGIS"), our transfer, dividend disbursing, and administrative services agent. He has been associated with these firms since 1991.

Thomas H. Hanson. Mr. Hanson is portfolio manager of the Government Securities Fund, the Income and Equity Fund and the Growth Fund. He is also the lead portfolio manager of the Balanced Fund. As the lead manager, Mr. Hanson generally has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Mr. Hanson may perform these functions, and the nature of these functions, may change from time to time.

Mr. Hanson is Vice President of the Company and serves as Executive Vice President and Director of PGIMC, President and Director of PGFD, and Director of PGIS. He has been associated with these firms since 1991. He is also owner, Director, Chairman, and President of TriVest Global Management, Inc., and Chairman, President, and Chief Executive Officer of TriVest Capital Management, Inc. He has been associated with these firms since 1993.

Samuel C. Coquillard. Mr. Coquillard is a portfolio manager of the Multi-Cap Value Fund. He also serves as a portfolio manager with respect to the equity securities portion of the Balanced Fund.

Mr. Coquillard is an Executive Vice President of PGIMC. He has been associated with this firm since 2006. From 2003 to 2006, Mr. Coquillard was a Senior Vice President of Chelsea Management Company, an investment advisory firm. From 2000 to 2003, Mr. Coquillard was a First Vice President of Merrill Lynch.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Fund.

PACIFIC GLOBAL FUND, INC.
D/B/A PACIFIC ADVISORS FUND INC.

SUPPLEMENT DATED JUNE 1, 2007
TO STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 1, 2007

This Supplement updates information contained in the Statement of Additional Information for Pacific Global Fund Inc. d/b/a Pacific Advisors Fund Inc. (the “Company”), dated May 1, 2007. Please keep this Supplement together with your Prospectus and Statement of Additional Information for future reference.

Information pertaining to Shelly J. Meyers appearing under the headings “INVESTMENT MANAGER – PACIFIC GLOBAL INVESTMENT MANAGEMENT COMPANY”, “PORTFOLIO MANAGERS – OTHER ACCOUNTS MANAGED”, “PORTFOLIO MANAGERS – COMPENSATION”, “PORTFOLIO MANAGERS – OWNERSHIP OF SECURITIES” on pages S-19, S-23 and S-24 of the Statement of Additional Information is deleted effective June 1, 2007.